UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 7, 2026

Starlink AI Acquisition Corporation
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43274	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

605W W 42nd Street, New York NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 275 0282

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value US$0.0001 per share, and one right to receive one-fourth (1/4) of one ordinary share	OTAIU	The New York Stock Exchange
Ordinary shares, par value US$0.0001 per share	OTAI	The New York Stock Exchange
Rights, each entitling the holder to receive one-fourth (1/4) of one ordinary share upon completion of an initial business combination	OTAIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 7, 2026, the registration statement on Form S-1 (File No. 333-292878) (the “Registration Statement”) initially filed by Starlink AI Acquisition Corporation, a Cayman Islands exempted company with limited liability (the “Company”) with the U.S. Securities and Exchange Commission (the “Commission”) on January 22, 2026, as amended (the “Registration Statement”), relating to the initial public offering of the Company (the “IPO”) was declared effective by the Commission.

On May 11, 2026, the Company consummated its IPO of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares,” each an “Ordinary Share”), and one right (a “Right”), with each Right entitling the holder to receive one-fourth (1/4) of an Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per unit, generating gross proceeds of $100,000,000 to the Company.

In connection with its IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated May 7, 2026, by and between the Company and A.G.P./Alliance Global Partners.
●	Rights Agreement, dated May 7, 2026, by and between the Company and Continental Stock Transfer & Trust Company;
●	Letter Agreements, dated May 7, 2026, among the Company, the Sponsor and certain security holders;
●	Investment Management Trust Agreement, dated May 7, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee;
●	Registration Rights Agreement, dated May 7, 2026, between the Company and the Company’s sponsor, JKapital Ltd. (the “Sponsor”);
●	Private Units Purchase Agreement, dated January 19, 2026, and as amended on April 23, 2026, by and between the Company and the Sponsor; and
●	Administrative Services Agreement, dated January 19, 2026, by and between the Company and the Sponsor.
●	Indemnity Agreement, dated April 28, 2026, by and between the Company and each of the officers and directors of the Company, effective upon effectiveness of the Registration Statement.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1 through 10.14, respectively.

Item 3.02. Unregistered Sales of Equity Securities

Simultaneously with the closing of the IPO on May 11, 2026, the Company consummated the private placement (the “Private Placement”) with the Sponsor, of 221,500 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $2,215,000.

The Private Units are identical to the Units sold in the IPO, subject to certain limited exceptions as described in the Registration Statement. The Sponsor agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days following the completion of the Company’s initial business combination. The Sponsor was also granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering. No underwriting discounts or commissions were paid with respect to the Private Placement.

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on May 7, 2026, in connection with the effectiveness of the Registration Statement, Richard Lu and Xue Feng have become directors of the Company.

The board has determined that each of Richard Lu and Xue Feng qualifies as an independent director under the requirements of the New York Stock Exchange (the “NYSE”) listing standards and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that Richard Lu qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.

Gus Liu, Richard Lu and Xue Feng are members of the audit committee of the Company’s board of directors. Under the “phase-in” rules of the NYSE, the Company will have three independent directors on its audit committee within one year of the listing date. Richard Lu and Xue Feng are members of the compensation committee and the nominating and corporate governance committee. Xue Feng is the chair of the compensation committee. Richard Lu is the chair of the audit committee and the nominating and corporate governance committee.

The Company will reimburse its officers and directors for reasonable out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible target businesses for business combinations.

Other than as set forth in Item 1.01 and above, none of the Company’s directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Memorandum and Articles of Association.

Effective on May 7, 2026, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated MAA”). The terms of the Amended and Restated MAA are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated MAA is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

As of May 11, 2026, a total of $100,500,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer and Trust Company acting as trustee, and held as cash or invested only in (i) U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations or (ii) an interest bearing bank demand deposit account or other accounts at a bank. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the proceeds from the IPO and the sale of the Private Units will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within the completion window, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend its Amended and Restated MAA to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if it has not consummated an initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity. An audited balance sheet as of May 11, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO.

On May 7, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, announcing the pricing of the IPO.

On May 11, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
1.1†	Underwriting Agreement, dated May 7, 2026, between the Company and A.G.P./Alliance Global Partners.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Rights Agreement, dated May 7, 2026, between the Company and Continental Stock Transfer & Trust Company.
10.1	The Private Units Purchase Agreement, dated January 19, 2026, between the Company and JKapital Ltd.
10.2	Amendment to the Private Units Purchase Agreement, dated April 23, 2026, between the Company and JKapital Ltd.
10.3	Administrative Services Agreement, dated January 19, 2026, between the Company and the Sponsor.
10.4	Letter Agreement, dated May 7, 2026, among the Company, JKapital Ltd.
10.5	Letter Agreement, dated May 7, 2026, among the Company, Gus Liu.
10.6	Letter Agreement, dated May 7, 2026, among the Company, Gracie Gao.
10.7	Letter Agreement, dated May 7, 2026, among the Company, Richard Lu.
10.8	Letter Agreement, dated May 7, 2026, among the Company, Xue Feng.
10.9†	Investment Management Trust Agreement, dated May 7, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.10	Registration Rights Agreement, dated May 7, 2026, between the Company and JKapital Ltd.
10.11†	Indemnity Agreement, dated April 28, 2026, by and between the Company and Gus Liu.
10.12†	Indemnity Agreement, dated April 28, 2026, by and between the Company and Gracie Gao.
10.13†	Indemnity Agreement, dated April 28, 2026, by and between the Company and Richard Lu.
10.14†	Indemnity Agreement, dated April 28, 2026, by and between the Company and Xue Feng.
99.1	Press release, dated May 7, 2026.
99.2	Press release, dated May 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Certain identified information has been excluded from these exhibits because it is not material and is the type of information that the Company customarily and actually treats as private and confidential. Redacted information is indicated by [***].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026

Starlink AI Acquisition Corporation

By:	/s/ Gus Liu
Name:	Gus Liu
Title:	Chairman of Board of Directors and Chief Executive Officer